                                                           L E A S E

            THIS LEASE, made and entered into this 7th day of February, 2002 by and between
550 HARVARD LTD., an Ohio Limited Liability Company, hereinafter called "Lessor," and
ACE HARDWARE CORPORATION, a corporation organized under the laws of the State of
Delaware, hereinafter called "Lessee."

                                                 W I T N E S S E T H:
                                                        ARTICLE I
                                              DEMISED PREMISES

                That said Lessor, in consideration of the rents, covenants and conditions hereinafter named to be paid, performed and kept by the said Lessee, and in consideration of the fulfillment of each and all of the said covenants and conditions by said Lessee at the time and in the manner herein specified, does hereby rent and lease unto the said Lessee, the premises and property, hereinafter called "Demised Premises," as described herein. Said Demised Premises is the building and yard area having a street address of 550 Harvard Ave., Cuyahoga Heights, Ohio:

            The truck terminal facility consisting of the forty-eight (48) dock doors and terminal area (i.e., twenty-four (24) cross docks which measure approximately
            11 feet on center x approximately 62 feet deep each) and two bays of office space consisting of approximately 1,320 square feet, having a street address of
            550 Harvard Ave., Cuyahoga Heights, Ohio, together with a yard area consisting of approximately 4 usable acres and including the right of ingress thereto and egress therefrom along and within the driveways and access roads all as shown on the plot plan marked Exhibit "A" attached hereto and made a part hereof.

Said right to use the driveways as shown on Exhibit A shall be exclusive as to Lessee, its agents, employees, licensees and invitees.

                                                             ARTICLE II
                                                                TERM

            TO HAVE AND TO HOLD THE SAME with all the privileges and appurtenances pertaining thereto for the full term of fifteen (15) years, commencing the first day of the calendar month following the completion of the improvements to the Demised Premises (hereinafter called "commencement date") as hereinafter provided in Section 7 OCCUPANCY.

                                                             ARTICLE III
                                COVENANTS ON BEHALF OF THE LESSEE

            l.  Base Rent.  Lessee covenants and agrees that it will pay to Lessor at 6200 Rockside
Woods Boulevard, Independence, Ohio 44l3l, or to such payee at such address as Lessor may from time to time designate by written notice to Lessee, an annual Base Rent all as set forth in the "Schedule of Base Rents" provided hereinbelow; and shall be payable in equal monthly installments on the first day of each and every month during the term hereof:

                          Schedule of Base Rents
Lease Year                 Monthly Rent               Annual Rent

        1                            11,100                        133,200
        2                            11,433                        137,196
        3                            11,776                        141,312
        4                            12,129                        145,548
        5                            12,493                        149,916
        6                            12,868                        154,416
        7                            13,254                        159,048
        8                            13,652                        163,824
        9                            14,061                        168,732
        10                          14,483                        173,796
        11                          14,917                        179,004
        12                          15,365                        184,380
        13                          15,826                        189,912
        14                          16,301                        195,612
        15                          16,790                        201,480

            2.  Rentable Area and Lessee's Pro Rata Share.  The entire truck terminal building for purposes of arriving at Lessee's proportionate rentable area shall be deemed to be forty-eight (48)
dock doors and associated office/dispatch areas which is all the space in the building rentable to
Lessee. The percentage of Lessee's proportionate share of said building is agreed upon as being
100%.

            3.  Common Areas.  Lessee and Lessee's agents, employees and invitees shall have the exclusive right to use the common areas associated with the building, including the unassigned parking spaces, access drives and driveways to the Building as shown on Exhibit "A".

            4.  Real Estate Taxes and Insurance.  During the term of this Lease, Lessee shall pay in addition to the base rent its pro rata share of real estate taxes and assessments as herein defined for each year of the term hereof. In addition, during the term of this Lease, Lessee shall pay as additional rent its pro rata share of an all risk property insurance policy on the Building and
Premises as herein defined and required by the terms of Article V, Section 9 of the Lease; and
as required by the terms of Article V, Section 8 of the Lease, pay for its own general liability insurance.

            During any part of the term hereof which shall be less than a full calendar year, taxes, assessments and insurance set forth hereinabove shall be prorated on the basis of a calendar year between the parties to the end that Lessee shall pay only that amount attributable to the portion of the calendar year occurring within the term of this Lease.

            The aforesaid sum to be paid by Lessee under this section shall be estimated by Lessor at or prior to commencement of each lease year. During the first lease year, Lessee shall pay to
Lessor the amount of $673.58 each month on the first day of each month, which is Lessee's initial share of the projected Real Estate Taxes and Insurance as computed on Exhibit "B"
attached hereto and made a part hereof. Lessor shall notify Lessee of such estimate and Lessee shall pay said estimate in equal monthly installments, each in advance, on the first day of each and every calendar month together with Lessee's Base Rent throughout the initial lease year. At the end of the lease year and when Lessor has calculated Lessee's pro rata share of taxes, assessments and insurance, Lessor shall notify Lessee of such amount. Any deficiency in the payment by Lessee shall be paid by Lessee to Lessor upon receipt of the notice. Any surplus amount paid by Lessee during the preceding lease year shall be applied against the next monthly installment(s) of real estate taxes and insurance due.

            The term "real estate taxes" shall be deemed to mean taxes and assessments, special or otherwise, levied upon or with respect to the Building and the land upon which it is located, imposed by Federal, state or local governments, but shall not include income, franchise, capital stock, estate or inheritance taxes.

            The term "insurance" shall be deemed to mean an all risk insurance policy on all buildings and all improvements presently existing or hereafter erected on the Demised Premises in an amount equal to the replacement cost thereof.

            Any such deficiency or surplus which occurs in the last year of the term of this Lease shall be determined by Lessor, and notice of such determination given to the Lessee within thirty
(30) days after the end of the calendar year in which such deficiency or surplus occurs. In the event a surplus is determined to exist, Lessor shall deliver payment thereof to Lessee with said notice; in the event of a deficit, Lessee shall remit payment to Lessor upon receipt of said notice.

            5.  Lease Year Defined:  The term "lease year" whenever used in Article III, Section
4 of this lease for purposes of calculating Lessee's share of taxes and insurance shall mean:

(a) With respect to the first lease year the period from the date lease commences through
December 31, 2002, inclusive and

(b) With respect to each subsequent lease year, the twelve (12) full consecutive calendar months commencing on the first day of January and ending on and including the next following last day of each December.

            6.  Construction.  Except as provided herein, Lessor agrees at its sole expense to complete the modifications and installation of tenant improvements to the truck terminal facility, offices and yard area in a good and workmanlike manner all in accordance with the Scope of
Work set forth in Exhibit "C", which has been attached hereto and made a part hereof.
Notwithstanding the foregoing, Lessee agrees to pay to Landlord the sum of Thirty Thousand and 00/100 Dollars ($30,000.00) which sum represents Lessee's share of tenant improvement costs outlined in Exhibit "C" and which sum shall be due and payable to Lessor immediately following Lessor's completion of said work and submission of its invoice therefor.

            Lessor shall deliver possession of the Demised Premises to Lessee in "broom-clean"
condition and warrants that when possession is delivered to Lessee, the structure, heating, air conditioning, lighting, electrical, plumbing, sanitary treatment facility and other systems and fixtures as well as the dock doors and levelers serving the Demised Premises and those items required to be performed by the Scope of Work set forth in Exhibit "C" will be in good condition and working order. Lessor hereby consents to an assignment to Lessee of all warranties existing or accruing for any labor and materials used on or in said premises.

            7.  Occupancy.  Prior to occupying premises, Lessor and Lessee shall execute an agreement acknowledging date Lessee is to occupy the demised premises and setting forth the date the Lease is to commence which shall establish the "commencement date" as set forth under the conditions stated in Article II, TERM. This agreement shall be attached to the Lease agreement as Exhibit "D". The commencement date shall in no event commence later than thirty
(30) days following completion of the improvements set forth in Article III, section 6,
CONSTRUCTION.

            At Lessee's cost, a video tape of the Demised Premises shall be taken at the commencement of the Lease Term, copies of which will be held by Lessee and by Lessor. With reasonable advance notice, Lessee will notify Lessor as to when the videotape is to be made, and
Lessor may be in attendance at that time. This videotape will be used to document any deficiencies in the condition of the Demised Premises and its Improvements as of Lessee's
occupancy, and will be used in addition to a written description or list of such deficiencies as reasonably agreed upon between Lessor and Lessee. Subject to the terms of Article V, Section 5, it is understood by Lessor that Lessee shall have no responsibility or liability with respect to repair or replacement of any such deficiency that existed as of Lessee's occupancy of the
Demised Premises, unless the same shall have been repaired or replaced by Lessor during the
Term hereof and/or such deficiency was caused by the acts of Lessee.

            Lessee shall not be liable for rental payments until such time as Lessee accepts possession of the demised premises in writing after completion of construction in the manner herein specified.
No delay in commencement of or completion of such construction of said building and improvements, labor troubles, strikes, walk-outs, wars, government regulations or other causes beyond the contemplation of the parties hereto and not herein specified, shall be the basis of a claim of lack of diligence on the part of the Lessor or be made the basis of any claim for a liability of Lessor to Lessee.

            Lessee will pay rent on a prorata basis for the part of the month in which possession is taken.

            8.  Tax Adjustment.  Lessee shall have the right to join with Lessor to contest any real estate tax increase levied against the Demised Premises with any taxing authority responsible for said increase.

                                                             ARTICLE IV
                                                      OTHER CHARGES

 In addition to the rentals provided, Lessee covenants and agrees to pay:

            1.  All excise taxes, license fees and fees for permits and other privileges to third party authorities, if any, entitled to same which may arise from its use and operation of the Demised
Premises or the conduct of any business therein; and to the Lessor a reimbursement for Lessee's prorata share of any fees or charges in connection with the Lessor's maintenance and operation of any sewer, waste water treatment plant, device, structure or appliance whatsoever appurtenant to and used in connection with the Demised Premises. During the first lease year, Lessee shall pay to Lessor the amount of $133.33 per month on the first day of each month which amount represents Lessee's initial share of the aforesaid costs as set forth on Exhibit "B", attached hereto and made a part hereof. Lessee shall at all times save the Lessor harmless from any liability therefor.

            2.  Promptly when due and payable, all charges for light, heat, gas, fuel, power and water furnished to or upon any part of the Demised Premises, and shall, at all times, save the Lessor harmless from any charges, expense or liability arising therefrom or in connection therewith.
Separate meters shall be installed whenever possible to reflect Lessee's consumption or use of all such utilities or services, but in the event that such meters are not installed, the charges attributable to and payable by Lessee shall be based on a reasonable estimate of Lessee's use thereof. At the time of vacating the Demised Premises, Lessee shall obtain final meter readings of all utility meters in Lessee's name and promptly pay all final utility charges upon receipt of invoices from the utility companies.

            3.     Although the furnishing and payment for all utilities, such as light, heat, gas, fuel, power and water furnished are Lessee's responsibility, as set forth in paragraph "2" hereinabove, it is further understood and agreed that Lessor does not warrant that any of the hereinabove mentioned services shall be free from interruptions caused by repairs, renewals, improvements, alterations, strikes, lock-outs, labor disputes, accidents or inability of either the Lessee or the
Lessor to procure such services or to obtain fuel or supplies. Any such interruptions of the above services shall never be deemed an eviction or disturbance of the Lessee's use of the demised premises or any part thereof, or render the Lessor liable to the Lessee for damages or entitle the
Lessee to a diminution or abatement of the rent, or relieve the Lessee from performance of the
Lessee's obligations under this Lease. Lessor, however, shall promptly cooperate with Lessee to take the necessary steps to terminate such interruptions and provide such services as expeditiously as possible under the circumstances.

                                                               ARTICLE V
                                                USE AND MAINTENANCE

            l.  Use of Premises.  Lessee shall use the Demised Premises exclusively for a truck terminal and associated office purposes and for such other purposes as are incidental to the conduct of Lessee's business. Lessee further covenants that it will at all times use the Demised
Premises in a safe, careful, proper and prudent manner, and that it will not violate any lawful statutes, ordinances, rules, orders, regulations and requirements of the federal, state, county and city governments and any and all of their departments and bureaus and of The Board of Fire
Underwriters, affecting the Demised Premises and the use thereof, specifically including all environmental laws, rules, statutes and ordinances affecting the building and real property in and upon which the Demised Premises are located, and the walks and driveways adjoining the same and that it will not suffer or permit any unlawful use of, or any unlawful occupation, trade or business to be conducted in or upon the Demised Premises. Lessee shall not conduct any activity in the Demised Premises which may prove to be a nuisance from noise, smoke, dust or odors or involve danger from fire or explosion or be a threat to health or safety.

            2.  Repairs of Premises.  Lessee, at its own cost and expense, shall keep said Demised
Premises free and clear of rubbish and in good repair replacing all broken glass with glass of the same size and quality as that broken, and will, without injury to the yard areas and all driveways and access drives, parking areas, roof, gutter and downspouts, remove the snow and ice from the same whenever necessary. Lessee, at Lessee's expense, shall make all repairs and replacements to the plumbing, heating, air conditioning, lighting systems, and Lessor, at Lessee's expense, shall make all necessary repairs to the sanitary treatment facilities. Lessee shall employ a qualified heating and air conditioning contractor to periodically service the heating and air conditioning equipment and to change furnace filters on a periodic basis in accordance with factory recommendations. Throughout the term of this Lease, Lessee agrees to maintain a service contract at its own expense for all of the heating, ventilating and air conditioning equipment located on or within the Demised Premises with a qualified heating and air conditioning contractor who shall be reasonably recommended by
Lessor, and pursuant hereto, shall provide Lessor with copies of all such service contracts, which contracts shall include maintenance/repair specifications approved by Lessor. Lessee, at its own cost and expense, shall provide for its own trash and rubbish removal. Lessor hereby consents to assignment to Lessee of all warranties existing or accruing, if any, for labor and materials used on or in said Demised Premises. The Lessee, at its own cost and expense, shall assume the maintenance of the parking areas and roads on the property, and remove snow and ice from any driveways. The Lessor shall maintain the structural parts of the building (including exterior walls and foundation) and the roof, except for repairs required to be made due to negligence of Lessee which shall be paid for by Lessee. Lessee agrees not to place any equipment or materials of any kind on the roof of the building and shall not go upon or permit anyone whatsoever including its employees, agents or contractors to go upon the roof, stand or walk on the roof without the prior written approval of Lessor.

            3.  Remodeling.  The Lessee may, at its cost and expense, do any work of remodeling and alteration on the Demised Premises, provided that the Lessee shall first secure the written consent of the Lessor before undertaking such work, and if Lessor shall so require, give security satisfactory to the Lessor assuring the completion of such work free of liens or the possibility thereof within such time as may be agreed upon between Lessor and Lessee.

            If Lessee makes any improvements or remodels the Demised Premises, such improvements or remodeling shall become a part of the freehold upon termination of this Lease unless Lessee removes such improvements or remodeling prior to expiration of the Lease. If Lessee does remove such improvements or remodeling, it shall restore the Demised Premises to substantially the same condition in which the Demised Premises were prior to the making of such improvements or remodeling, reasonable wear and tear excepted.

            4.  Failure to Repair.  Lessee will permit the Lessor and its agents to enter the Demised
Premises at all reasonable times to examine the condition thereof. In the event, upon the inspection of the Demised Premises, the Lessor determines that the Lessee has failed to make any non-
structural repairs required of Lessee by the terms of this Lease and gives notice of such failure to the Lessee and the Lessee thereupon fails and neglects, within a reasonable time thereafter, to make any such necessary and reasonable repairs, Lessor, in addition to its other remedies, may cause such necessary and reasonable repairs to be made at the expense of the Lessee. Such payments made by the Lessor are hereby agreed and declared to be so much additional rent and shall be due and payable with the next installment of rent due thereafter under this Lease.

            5.  Surrender of Premises.  Lessee will deliver up and surrender to the Lessor possession of the Demised Premises upon the expiration of this Lease or its termination in any way, in as good condition and repair as the same shall be at the commencement of said term (loss by any casualty not caused by Lessee, fire, defaults inherent in construction, ordinary wear and decay and any repairs which Lessor is made responsible for by this Lease, only excepted) and deliver the keys at the office of the Lessor or Lessor's agent.

            At the termination of this Lease and upon vacating the Demised Premises, Lessee shall have the right to remove any and all trade fixtures belonging to Lessee providing Lessee shall be responsible for any damages caused to the Demised Premises by the removal of said trade fixtures and shall immediately remit to Lessor the cost of repairing said damage.

            6.  Access to Premises.  With reasonable advance notice under the circumstances,
Lessor or its agents shall have free access to the Demised Premises at reasonable times during the last six (6) months of the term of this Lease for the purpose of exhibiting said Demised Premises and putting up the usual notice "For Rent" or "For Sale" signs, which notice shall not be removed, obliterated or hidden by Lessee.

            7.  Liability for Damage.  Lessor shall not be liable for any damage occasioned by or from plumbing, gas, water, steam, or other pipes, sewage or the bursting, leaking or running of any cistern, tank, washstand, water closet or the waste pipe in, above, upon or about the Demised
Premises, nor for damage occasioned by water, snow or ice being upon or coming through the roof, skylight, trapdoor or otherwise, unless occasioned by the negligence of the Lessor, its agents, servants or employees.

            8.  Liability Insurance.  At all times during the term of this Lease, Lessee shall, at Lessee's own expense, keep in full force and effect public liability insurance in companies acceptable to
Lessor, naming both Lessor and Lessee as insured parties, with minimum limits of Two Million
Dollars ($2,000,000.00) combined single limit bodily injury and property damage. Lessee shall deposit such policy or policies of insurance, or certificates thereof with Lessor. Lessee shall name
Lessor as an additional named insured on said policies.

            All liability insurance and the renewals or replacements thereof required shall be placed with responsible insurance companies selected by Lessee, approved by Lessor and authorized to do business in the State of Ohio.

            Thirty (30) days prior to the expiration or cancellation of any such policies of insurance required hereof, Lessee shall deposit with Lessor a copy of or a certificate evidencing a new policy to replace the policy so expiring. If Lessee shall at any time neglect to keep in force such policies, Lessor may at its election procure or renew such insurance and the amount so paid by
Lessor, including reasonable expenses, shall be payable by Lessee to Lessor on the next rental payment date. Any memorandum certificate of insurance furnished on behalf of Lessee shall stipulate that in the event of non renewal or cancellation of any such policy or policies, thirty (30)
days prior written notice of such renewal or cancellation will be given to Lessor.

            Lessee shall defend and save harmless Lessor from and against any and all loss, cost, damage, or expense, including attorneys' fees, of any nature whatsoever arising out of or connected with the use or occupancy of the Demised Premises by Lessee, the materials or things maintained, kept or sold by Lessee, its agents, employees and contractors, in or on the Demised Premises, the approaches thereto and the common areas thereof, or arising or alleged to have arisen out of the acts or omissions of Lessee's officers, agents, employees and contractors.

            Lessee will indemnify and save Lessor harmless from any and all claims, actions, damages, liability and expense in connection with injury or death to persons or damage to property occurring in, on or about the Demised Premises and adjacent sidewalks, loading platforms and other areas, occasioned wholly or in part by any act or omission of Lessee, Lessee's agents, contractors, customers or employees.

            9.  Fire and Extended Coverage Insurance.  Lessor shall obtain and maintain during the term of this Lease, an all risk insurance policy on all buildings and all improvements hereafter erected on the demised premises in an amount equal to the full replacement value thereof, naming Lessor specifically as sole named insured, except if requested by Lessor, with a loss payable endorsement to Lessor's Mortgagee as its interest may appear, the prorated cost of which shall be included in
Real Estate Taxes and Insurance referred to in Article III, section 4.

            Lessor shall annually on each anniversary of this Lease, review the amount of insurance coverage on all buildings and improvements on the demised premises. In the event the cost of replacement as evidenced by the cost of construction published in the most current issue of The
Marshall Stevens Guide has shown an increase, Lessor may increase the amount of insurance coverage in an amount equaling the percentage of increase as indicated.

            All insurance and the renewals or replacement thereof, required to be maintained, shall be placed with responsible insurance companies, selected by Lessor, and authorized to do business in the State of Ohio.

            Lessee shall, at its own expense, keep in full force and effect adequate insurance against fire and such other risks as are from time to time included in extended coverage and vandalism insurance policies insuring (1) Lessee's chattels located on or within the Demised Premises and (2)
alterations, decorations and improvements (whether or not constituting a part of the Demised remises) made by Lessee. Lessee shall furnish, if so requested, Lessor a certificate evidencing such coverage within thirty (30) days after written request therefor by Lessor.

            10.  Waiver of Subrogation.  Lessor and Lessee hereby release each other from any and all liability or responsibility to the other, or anyone claiming through or under them by way of subrogation or otherwise, for any loss or damage to property caused by fire or other casualty included in extended coverage, even if such fire and casualty shall have been caused by negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall apply only to the extent of the insurance proceeds realized and only with respect to such loss or damage occurring during the time the releasor's policies shall contain a clause or endorsement to the effect that such release shall not impair such coverage or prejudice the right of the releasor to recover thereunder. Lessor and Lessee each agree that each of their respective policies for such coverage will include such a clause or endorsement so long as the same shall be obtainable without extra cost, or if extra cost shall be charged therefor, provided the other party shall pay such extra cost. If extra cost shall be chargeable therefor, each party, at its election may pay the same, but shall not be obligated to do so if such party provides notice to the other of the amount of the extra cost.

            11.  Signs.  No sign or signs shall be placed or erected upon the roof of said building, and all signs placed upon the outside elevations of said building, including the method of affixing, shall be first approved by the Lessor in writing.

                                                             ARTICLE VI
                              COVENANTS ON BEHALF OF THE LESSOR
            l.  Title of Lessor.  Lessor hereby warrants that at the date of the delivery of this Lease it has a good right, full power and lawful authority to make this Lease, and that said property is free and clear of all encumbrances, of all persons claiming by, through or under it, except current taxes and assessments and except restrictions and conditions of record, if any, which, however, shall not prohibit Lessee's operations, and the zoning ordinances of Cuyahoga Heights, Ohio, which shall not prohibit Lessee's operations.

            2.  Quiet Enjoyment.  Lessor covenants that the Lessee, upon paying the rent and performing the covenants hereof on its part to be performed, shall and may peaceably and quietly have, hold and enjoy the Demised Premises, together with the appurtenances, privileges and rights thereunto appertaining or belonging, throughout the term hereof as to all persons claiming by, through or under it.

                                                             ARTICLE VII
                                            MISCELLANEOUS COVENANTS

            l.  Assignment of Lease.  Lessee covenants and agrees that it will not assign this Lease or sublet the Demised Premises or any part thereof, without first securing the written consent of the
Lessor thereto, which consent shall not be unreasonably withheld. Such consent shall not be withheld, (a) if at the time of such assignment or subletting, Lessee shall not have been, nor be in default of the performance or observance of any of the Lessee's covenants and agreements hereunder, and (b) if the assignee or sublessee shall expressly assume all of the covenants and obligations of the Lessee under this Lease by written instrument, and if the business to be carried on by the assignee or sublessee is free from nuisance and similar to the use the building is being used for at the time of assignment or subletting, and (c) if such assignee or sublessee is a reasonably financially responsible person, firm or corporation and one of good character and reputation and
(d) if a duplicate executed copy of such instrument of assignment or sublease shall be delivered to the Lessor promptly after its execution by the parties thereto. Notwithstanding any assignment or sublease made with the consent of Lessor, Lessee shall not be discharged of any obligation or liability under this Lease. Nothing herein shall be construed to require the written consent of the
Lessor to the assignment or transfer of this Lease, whether by operation of law or otherwise, to any successor in interest, whether through merger, acquisition or purchase of all or substantially all of the business of Lessee for which the Demised Premises are utilized.

            In the event Lessee receives Lessor's consent to an assignment or sublease the demised premises or any portion thereof and the rent received from sublessee exceeds the rent set forth in this Lease Agreement, said increase in rent shall be considered as additional rent due and payable to the Lessor and the sum of the increase shall be remitted to Lessor upon receipt of same from sublessee.

            2.  Notices.  All such notices which may be proper or necessary to be served hereunder, shall be effectually served if sent by certified mail, postage prepaid, return receipt requested or by a nationally recognized courier service that provides a receipt and guarantees next-day delivery.
All such notices addressed to the Lessor shall be sent to 6200 Rockside Woods Boulevard,
Independence, Ohio 44l3l, or to such other place as the Lessor shall, by written notice to the
Lessee, hereafter designate for the purpose; and all notices to the Lessee shall be sent to the
Demised Premises, with a copy to Ace Hardware Corporation, 2200 Kensington Court, Oak
Brook, Illinois 60523-2100, Attn: Corporate Property Manager, or to such other place as the
Lessee shall, by written notice to the Lessor, hereafter designate for such purpose. All payments of rent or other sum required to be paid by Lessee to Lessor, and all statements or other information required to be furnished by Lessee to Lessor shall be payable at or forwarded to the address of the
Lessor for purposes of notice, as herein provided.

            3.  Waiver of Defaults.  It is hereby understood and agreed that a waiver by the Lessor of any one or more defaults on the part of the Lessee hereunder shall not be construed to operate as a waiver of any future default which may be made by Lessee or its assigns, either in the same covenant and condition or any other covenants and conditions in this Lease.

            4.  Damage or Destruction of Premises.  If, at any time during the term hereof, the building and improvements on the Demised Premises shall be damaged or destroyed by fire or other casualty, Lessor shall repair the same with all reasonable speed, subject to delays beyond Lessor's reasonable control, provided, however, that if such damage or destruction shall represent more than fifty percent (50%) of the value of said building and improvements, then either party shall have the right and option to terminate this Lease by giving to the other party written notice of such election within ten (l0) days after the happening of such damage or destruction. During the period of such damage or destruction, Lessee shall be entitled to an abatement in rent in proportion to the part of the building and improvements that remains unfit for occupancy and any rent theretofore paid in advance shall be prorated in proportion to the time during the month that said Demised
Premises were so damaged or destroyed.

            Should neither the Lessor nor the Lessee elect to terminate this Lease in accordance with the foregoing, then, and in that event, Lessor agrees to rebuild and replace such partly destroyed property as soon as the same can reasonably be done and if Lessor shall fail to repair or restore the same to substantially the same condition in which they were immediately prior to the happening of such damage or destruction within one hundred eighty (180) days after the happening of such damage or destruction, then Lessee shall have the right and option to terminate this Lease by giving to Lessor written notice of such election ten (l0) days after the expiration of said one hundred eighty
(180) day period. During such period of such damage or destruction, Lessee shall be entitled to an abatement in rent in proportion to the part of the building and improvements that remains unfit for occupancy, and any rent theretofore paid in advance shall be prorated in proportion to the time during the month that said Demised Premises were so damaged or destroyed.

            5.  Eminent Domain.  It is understood and agreed that if the Demised Premises or any part thereof, or right therein, shall be taken by condemnation or appropriation proceeding, or by any right of eminent domain, or by any compromise and/or settlement prior to or during such pending proceedings, the Lessee shall not be entitled to participate in any award of damages or compensation for the taking of such premises or right, and the Lessor shall receive the entire amount thereby becoming available without deducting the amount of the value of any estate or interest of the Lessee;
and said Lessor shall not be accountable to, or obligated to pay the Lessee any part thereof.
However, in the event the space or area occupied by said Lessee is substantially reduced as a result of any of the foregoing, and the business conducted by the Lessee substantially diminishes as a result thereof, then this Lease and all obligations arising thereunder shall become void after possession of such property has been taken for public use. Notwithstanding, nothing contained herein shall be deemed to prevent the Lessee from filing its own separate and distinct claim against the condemning authority.

            6.  Subordination of Lease.  Lessee covenants that this Lease shall not be a lien against the
Demised Premises or any part thereof, in respect to any mortgages which may now or hereafter be a lien against said Demised Premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this Lease, irrespective of the date of recording of said Lease and said mortgage or mortgages. Lessee agrees to execute, acknowledge and deliver any such instrument, without cost, which may be deemed necessary or desirable to further effect the subordination of this Lease to any such mortgage or mortgages; and
failure to execute such instrument within fifteen (l5) days after requested of same shall entitle the
Lessor to act as attorney-in-fact for Lessee in the execution of any such instrument. In the event of such subordination of this Lease, Lessor agrees to require the mortgagee to give prompt notice to the Lessee of any default by the Lessor in the performance of its obligations under said mortgage.

            7.  Holdover.  Should the Lessee remain in possession of said Demised Premises after the date of the expiration of this Lease, with or without the consent of Lessor, then, unless a new agreement in writing shall have been entered into between the parties hereto, the Lessee shall be a
Lessee from month to month, and such tenancy shall be otherwise subject to all the covenants and conditions of this Lease, except that the rent shall be at 150% the monthly rent set forth in Article
III of this Lease. If the Demised Premises are not surrendered at the end of the Lease term,
Lessee shall indemnify and hold harmless the Lessor against any actual or direct damage or liability resulting therefrom, including actual or direct damages incurred by any succeeding lessee founded upon such delay.

            8.  Abandonment.  In case the Demised Premises shall be deserted or vacated and remain deserted or vacated for a period of ten (l0) days, Lessor shall have the right to enter the same as agent of the Lessee either by force or otherwise, without being liable to any prosecution therefor, and to re-let the same as the agent of Lessee and to receive the rent of the Demised Premises and to apply the same to the payment of the rent due under this Lease, holding the Lessee liable for any deficiency.

            Further, in the event the Demised Premises are vandalized during the period it has been deserted or vacated by Lessee, it shall be Lessee's responsibility to immediately pay to Lessor the cost of repairing said vandalism. In the event the Demised Premises are damaged or destroyed by fire or any casualty during the period it has been deserted or vacated by Lessee, Lessee hereby waives its right and option to terminate this Lease as further provided for in Article VII, subparagraph 4.

                                                             ARTICLE VIII
                                                               DEFAULTS

            l.  Remedies of Lessor.  In the event that the rent or any other amount of money herein agreed to be paid by the Lessee shall remain unpaid for a period of ten (l0) days after the same becomes due, or in the event the Lessee shall at any time be in default in the observance or performance of any of the other covenants, agreements, terms, provisions and conditions assumed or imposed on it hereunder for a period of fifteen (l5) days after notice to Lessee of such default, then the Lessor shall be entitled, at its election, to exercise concurrently or successively, any one or more of the following rights and remedies:

                a.  To pay any sum required to be paid by Lessee under the terms of this Lease to other than the Lessor and to perform any obligation required to be performed by the Lessee under the terms of this Lease for the account of the Lessee and the amount paid by Lessor with interest thereon at the rate of one and one-half percent (l-l/2%) per month and all expenses connected therewith shall be repaid by the Lessee to the Lessor on demand. For this purpose, any receipt of the party to whom said payment shall have been made, shall be conclusive evidence against the
Lessee that the amount of such payment was made.

                b.  To charge Lessee interest at the rate of one and one-half percent (l-l/2%) per month on rent remaining unpaid for a period in excess of ten (l0) days after it is due.

                c.  To enjoin any breach or threatened breach by the Lessee of any covenant, agreement, term, provision and condition thereof.

                d.  To bring suit for the collection of the rents or other amounts which may be in default, and to have a receiver appointed to receive and collect all rents and amounts due without entering into possession or terminating or avoiding this Lease.

                e.  To re-enter the Demised Premises, by summary proceedings or otherwise, and take possession thereof without thereby terminating this Lease, and thereupon the Lessor may expel all persons and remove all property therefrom either peaceably or by force, without becoming liable to prosecution therefor, and re-let the Demised Premises, making reasonable efforts therefor, for such period and upon such terms according to the Lessor's sole discretion and receive the rent therefrom, applying the same first to the payment of the reasonable expenses of such re-entry and the cost of such re-letting and then to the payment of the rent accruing hereunder, the balance, if any, to be paid to the Lessee, who, whether or not the Demised Premises are re-let, shall remain liable for any deficiency which may be recovered by the Lessor, periodically, upon the successive days upon which the fixed rent hereunder is payable.

            It is agreed that the commencement and prosecution of any action by the Lessor in forcible entry and detainer, ejectment or otherwise, or the appointment of a receiver or any execution of any decree obtained in any action to recover possession of the Demised Premises or any re-entry, shall not be construed as an election to terminate this Lease unless this Lease be expressly terminated, and any such re-entry or entry by the Lessor, whether had or taken under summary proceedings or otherwise, shall not be deemed to have absolved or discharged the Lessee from any of its obligations and liabilities for the remainder of the term of this Lease.

                f.  To terminate this Lease, re-enter the Demised Premises and property and take possession thereof, wholly discharged from this Lease.

            In the event the Lessor shall elect to terminate this Lease, as aforesaid, all rights and obligations of the Lessee shall cease and terminate except that the Lessor shall have and retain full right to sue for and collect all rents and other amounts for the payment of which the Lessee shall then be in default, including damages to the Lessor by reason of such breach, which shall have accrued up to the time of Lessor's re-entry and Lessee shall surrender and deliver up to the
Lessor the Demised Premises together with all improvements and additions thereto, and upon any default by the Lessee in so doing, the Lessor shall have the right to recover possession by summary proceedings or otherwise, and to obtain and receive any other ancillary relief in such action and again to have and enjoy said Demised Premises fully and completely as if this Lease had never been made.

            2.  Right to Terminate.  Lessee further agrees that if at any time the leasehold estate created hereby shall be taken in execution or seized by other process of law, or if the Lessee shall be declared bankrupt or insolvent, or if any receiver be appointed for the business and property of the Lessee, and said receivership is not dissolved within thirty (30) days, or if any assignment be made for the benefit of creditors, or any petition or application for the reorganization of the Lessee be filed, thereupon on the occurrence of any such event the Lessor with or without exercising any right of re-entry or taking other action shall have the right and option to forthwith terminate this Lease.

            3.  Remedies Cumulative.  The rights and remedies granted Lessor herein, and any other rights and remedies which the Lessor may have, either at law or in equity, are cumulative and not exclusive of the other, and the fact that the Lessor may have brought suit and recovered judgment for rent or other sums or for damages, or that the Lessor may have re-entered without termination shall not impair Lessor's right thereafter to terminate this Lease nor Lessor's right to exercise any other remedy or remedies herein granted or available to it at law or in equity. Failure to exercise any right or remedy, whether expressly granted herein or available to Lessor at law or in equity, upon default by the Lessee, shall not be construed as a waiver of the right to exercise the same upon any succeeding default.

                                                                 ARTICLE IX
                                                         GOVERNING LAW

            This Lease is to be performed in the State of Ohio and shall be construed and enforced in accordance with the State of Ohio.

                                                               ARTICLE X
                                             AUTHORITY TO SIGN LEASE

            If Lessee be a corporation or partnership (general or limited), each person(s) signing this
Lease as an officer or partner represents to Lessor that such person(s) is authorized to execute this
Lease without the necessity of obtaining any other signatures of any other officer or partner, that the execution of this Lease has been authorized by the board of directors of said corporation or by the general partners of the partnership, as the case may be, and that this Lease is fully binding on the
Lessee.

                                                              ARTICLE XI
                                                           DEFINITIONS

            When used in this Lease, unless otherwise distinctly expressed or manifestly incompatible with the intent thereof, the term "Lessor" shall be construed to include the successors and assigns of the Lessor and the agreements herein shall be binding upon and inure to their benefit, and the term
"Lessee" shall be construed to include the successors and assigns of the Lessee and the agreement herein shall be binding upon and inure to their benefit.

            The captions of this Lease are for convenience only and do not in any way limit or amplify the terms and provisions of this Lease.

                                                             ARTICLE XII
                                                                BROKER

            Lessee represents and warrants to Lessor, and Lessor represents and warrants to Lessee, that, other than CB Richard Ellis, Inc. ("Broker"), no broker negotiated or was instrumental in negotiating or consummating this Lease. Lessor agrees to pay all fees and commissions, if any, which may become due to Broker by reason of this Lease. Lessor and Lessee each agree to indemnify and hold the other harmless from all damages, liability, and expense, including, without limitation, expenses and reasonable attorneys' fees, arising from any claims or demands of any broker or finder for any commission or fee alleged to be due based upon the conduct or action of said indemnifying party.

                                                            ARTICLE XIII
                                       RIGHT OF EARLY CANCELLATION

            Lessee shall have the right to terminate this Lease anytime after the seventh year following the Commencement Date upon the following terms and conditions:

            (a)  Lessee shall provide Lessor with at least six (6) full calendar months prior written notice, in the manner provided for in this Lease for the sending of notices, of its intent to vacate the demised premises and cancel this Lease.

            (b)  The Lease is in full force and effect and Lessee is not in default in the performance of its obligations hereunder at the time of exercising this right to an early cancellation; and Lessee has duly and punctually observed and performed all of the substantive provisions, agreements, covenants, and conditions required of the Lessee under this Lease throughout the term hereof.

            (c)  Upon any subletting or assignment of this Lease, except to a successor in interest permitted without the written consent of the Lessor in accordance with Article VII, Section 1, this right to an early cancellation of the Lease shall automatically terminate and shall be void and of no legal effect whatsoever.

            (d)  At least thirty (30) days prior to the effective date of the Lease cancellation, Lessee shall pay to Lessor a cancellation fee in the amount that is set forth for the newly scheduled termination date on the Landlord's Tenant Improvement and Real Estate Commission Amortization Schedule
which is attached hereto as Exhibit "E" and made a part hereof.

            In accordance with such early termination, Lessee shall vacate the Demised Premises as provided herein. Notwithstanding, Lessee shall also be responsible for the payment of rent, electricity, all utilities and other charges set forth in the Lease Agreement up to and including the later of the
Early Termination date or the date Lessee actually vacates the space.

            IN WITNESS WHEREOF, the Lessor and the Lessee have hereunto set their hands in triplicate hereof the day and year first above written.

IN THE PRESENCE OF:                            550 HARVARD LTD.

                                                                    By: ____________________________
                                                                            Neil D. Viny

___________________________

                                                                    ACE HARDWARE CORPORATION

                                                                    By: ____________________________
                                                                            David F. Hodnik
                                                                            President and CEO
___________________________

STATE OF OHIO                       )
                                                    )SS:
COUNTY OF CUYAHOGA      )

            BEFORE ME, the subscriber, a Notary Public in and for said County and State, personally appeared the above-named Neil D. Viny of 550 HARVARD LTD., who acknowledged that he did hereunto subscribe his name to the foregoing instrument, and that the same is his free act and deed and the free act and deed of said company.

            IN TESTIMONY WHEREOF, I hereunto set my hand and official seal, at Independence,
Ohio, this 7th day of February, 2002.

                                                                                                __________________________
                                                                                                    Notary Public

STATE OF ILLINOIS                )
                                                    )SS:
COUNTY OF DUPAGE             )

BEFORE ME, the subscriber, a Notary Public in and for said County and State, personally appeared the above-named David F. Hodnik, known to me to be the President and CEO of ACE
HARDWARE CORPORATION, and acknowledged that he as such officer did hereunto subscribe the corporate name of said Company, and that the same is his free act and deed and the free act and deed of said Company.

            IN TESTIMONY WHEREOF, I hereunto set my hand and official seal, at Oak Brook,
Illinois, this 22nd day of January, 2002.

                                                                                                __________________________
                                                                                                    Notary Public

                                                    Ace Hardware Company
                                                            Truck Terminal
                                                        550 Harvard Avenue
                                                        Cuyahoga Hts., Ohio
            As to Article III, Sections 4 and 5 Projected Schedule of Real Estate Taxes and
Insurance Expenses For Calendar Year 2002

Insurance                                                                          $ 522

Real estate taxes                                                              $7,561

Total Insurance and Real Estate Taxes                 $8,083.00

Total annual allocable expenses @ 100% share    $8,083.00

Total annual allocable real estate taxes and
insurance divided by 12 months=                                    $673.58/month

            As to Article IV, Section 1 Projected Schedule of Lessee's Share of Use,
Maintenance and Operation Costs for the Sewer and Waste Water Treatment Plant
For Calendar Year 2002

Maintenance                                                                    $1,200.00
Permit Fee                                                                            400.00

Total Maintenance & Fees                                           $1,600.00

Total annual allocable expenses @ 100% share         $1,600.00

Total annual allocable expenses
divided by 12 months                                                            $133.33/month

                                                                EXHIBIT "B"

Scope of work for Ace Hardware
550 Harvard Avenue, Cleveland Ohio

General Conditions
            Provide supervision, layout, tools and equipment
            Progress and final cleanup
            Job site dumpsters

Site Work
            Removal of approx. 650 lf of existing fence located in front of building
            Clearing of grub over entire site
            Clean up of debris on site
            Minor grading of site
            Install new 6' high fence ( 9 gauge wire ) without barbed wire to replace existing (approx. 800lf)
            Install new 50' automatic sliding gate recessed 70' from road. Final design TBD
            Provide asphalt parking for approximately 10 cars
            Excavation of dolly pads
            Remove damaged roofing and eave material
            Removal of existing headers
            Removal of existing siding to accommodate 10' doors
            Removal of existing siding
            Remove angle iron at various dock doors

Concrete
            Dolly pads in front of 36 dock doors 15' wide x 8" thick
            Dolly pad 450' x 6' wide x 8" thick
            Concrete to be saw cut and cured
            Repair existing concrete steps
            Repair significant cracks in dock floor slab

Metals
            Replace hand rails at stairs

Rough Carpentry
            Install 4' base cabinet, counter, and sink for coffee station

Doors and Windows
            Replace 6 - 3' 5" x 4' windows with new insulated glass units
            Remove 36 existing overhead doors
            Install 36 new 9' 2" x 10' manual insulated overhead doors
            Install two new 2' 8" x 6' 8" metal man doors

Finishes
            Replace damaged ceiling tile
            Clean grid and remainder of tile
            Paint all interior walls
            Paint doors and frames
            Strip and wax all VCT ( two colors of VCT exist in office)
            Pressure wash dock area ( ceilings and floors )
            Prep overhangs and paint steel in front of 36 dock doors
            Paint nine interior columns safety yellow
            Paint bollards next to 36 doors safety yellow
            Paint two exterior handrails safety yellow
            Paint exposed exterior steel around 36 dock doors
            Acid wash exterior brick
            Apply sealer to concrete floor between 18 cross docks

Equipment
            Furnish and install 18 - 20,000 lbs. dock edge leveler to match existing
            Minor maintenance to existing levelers as needed

Metal Finishes
            Install new jambs and headers for 36 doors
            Install new siding and trim around 36 doors
            Replace roof and eave material where needed

Mechanical
            Service existing HVAC system
            Add 1 return air grill
            Replace existing egg crate
            Install new sink in coffee bar

Electrical
            Warehouse (interior)
            Remove 28 existing fixtures
            Install 18 - 400 watt low bay fixtures
            Install single receptacle for 120 volt compressor on a single 20-amp circuit
                Locations of receptacles to be every third door
            Rework electric over doors for door replacement
            Add one new Phoenix dual dock light
            $1,000 allowance for relamping and repairs to existing dock lights
            Install 1 - 20amp 240 volt receptacle for shrink wrap machine
                Location of receptacle is middle of warehouse

            Warehouse (exterior)
            Install (12) 250-watt wall packs at dock area on 24 hour timer
            Install 2" PVC conduit to gate for keypad installation

            Office
            Relamp all fixtures
            $600 allowance to replace ballasts
            GFI receptacle by coffee bar
            Check all exit and emergency lighting
            Add receptacle for 220 volt copier
            Check panel circuits

                                                              EXHIBIT "D"
                                                LEASE TERM AGREEMENT
            THIS AGREEMENT, made this day           of April, 2002, by and between 550
HARVARD LTD. (an Ohio Limited Liability Company), hereinafter called "Lessor," and ACE
HARDWARE CORPORATION, hereinafter called "Lessee," a corporation organized under the laws of the State of Delaware.

                                                           W I T N E S S E T H
            WHEREAS, by Lease Agreement entered into the 7th day of February, 2002, Lessor demised and leased unto Lessee certain Demised Premises in the aforementioned Lease
Agreement and having a street address of 550 Harvard Ave., Cuyahoga Hts., Ohio, for a full term, unless terminated sooner as provided therein, of fifteen (15) years, commencing on the first day of the calendar month following the completion of the improvements to the demised premises as set forth in Article III, Sections 6 & 7, entitled "Construction" and "Occupancy", respectively, of the hereinabove referred to Lease Agreement, and

            WHEREAS, Lessee shall enter into occupancy of the demised premises on or about the 1st day of May, 2002, and

            WHEREAS, Lessor and Lessee do hereby agree as follows:

            l.  The full fifteen (15) year term of the Lease shall commence on the 1st day of May, 2002
("Commencement Date"), and shall terminate on the 30th day of April, 2017, unless sooner terminated by the terms and conditions of Article XIII (entitled "Right of Early Cancellation") or by other terms set forth in the Lease or extended as the same may be provided in the referred to Lease
Agreement.

            2.  The payment of rent referred to in the Lease Agreement shall commence on May 1, 2002, the date the Lessee takes occupancy of the Demised Premises.

            3.  Except as herein provided, the Lease shall continue in full force and effect.

            4.  This Agreement shall be binding on the parties hereto, their heirs, executors, successors and assigns.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date hereinabove first written.

IN THE PRESENCE OF:                                 550 HARVARD LTD.

                                                                          By:
                                                                                Neil D. Viny

                                                                         ACE HARDWARE CORPORATION

                                                                           By: ___________________________
                                                                                 David F. Hodnik
                                                                                 President and CEO

STATE OF OHIO                          )
                                                       ) SS:
COUNTY OF CUYAHOGA         )

        BEFORE ME, the subscriber, a Notary Public in and for said County and State, personally appeared the above-named Neil D. Viny of 550 HARVARD LTD., who acknowledged that he did hereunto subscribe his name to the foregoing instrument, and that the same is his free act and deed.
        IN TESTIMONY WHEREOF, I hereunto set my hand and official seal at Independence,
Ohio, this 29th day of April, 2002.

                                                                                        __________________________
                                                                                            Notary Public

STATE OF ILLINOIS            )
                                                ) SS:
COUNTY OF DU PAGE        )

        BEFORE ME, the subscriber, a Notary Public in and for said County and State, personally appeared the above-named David F. Hodnik of said ACE HARDWARE CORPORATION, and acknowledged that he as such officer did hereunto subscribe the corporate name of said
Company, and that the same is his free act and deed and the free act and deed of said Company.
        IN TESTIMONY WHEREOF, I hereunto set my hand and official seal at Oak Brook,
Illinois, this 22nd day of January, 2002.

                                                                                        ___________________________
                                                                                            Notary Public

                                                               Exhibit "E"

                                     Amortization Schedule of Landlord's Costs For
                              Tenant Improvements and Real Estate Commissions
                                                    For Truck Terminal Facility
                                    550 Harvard Avenue, Cuyahoga Heights, Ohio

I.    Lessor's Total Tenant Improvement Costs and Real Estate Commissions = $337,297
      Less Lessee's Contribution per Article III, Section 6 of Lease                       (30,000)
II.   Lessor's Total Costs to be amortized @ 10% over 15 year Term                $307,297
The following schedule represents the unamortized balance of the above costs for each month following the 7 th year of the Lease Term which sum (i.e. Cancellation Fee) would be payable by Lessee to Lessor in the event Lessee exercises its right of Early Cancellation as provided by the terms of Article XIII of the Lease:
As of the                                    Unamortized Balance
  end of                                                Payable
Month No.                                   (Cancellation Fee)
    84                                                $217,621.56
    85                                                  216,132.84
    86                                                  214,631.72
    87                                                  213,118.09
    88                                                  211,591.84
    89                                                  210,052.88
    90                                                  208,501.09
    91                                                  206,936.37
    92                                                  205,358.61
    93                                                  203,767.70
    94                                                  202,163.53
    95                                                  200,546.00
    96                                                  198,914.99
    97                                                  197,270.38
    98                                                  195,612.07
    99                                                  193,939.94
    100                                                192,253.88
    101                                                190,553.77
    102                                                188,839.49
    103                                                187,110.92
    104                                                185,367.95
    105                                                183,610.45
    106                                                181,838.31
    107                                                180,051.40
    108                                                178,249.60
    109                                                176,432.78
    110                                                174,600.82
    111                                                172,753.60
    112                                                170,890.98
    113                                                169,012.84
    114                                                167,119.05
    115                                                165,209.48
    116                                                163,284.00
    117                                                161,342.47
    118                                                159,384.76
    119                                                157,410.74
    120                                                155,420.27
    121                                                153,413.21
    122                                                151,389.42
    123                                                149,348.77
    124                                                147,291.11
    125                                                145,216.31
    126                                                143,124.22
    127                                                141,014.69
    128                                                138,887.58
    129                                                136,742.75
    130                                                134,580.04
    131                                                132,399.31
    132                                                130,200.41
    133                                                127,983.18
    134                                                125,747.48
    135                                                123,493.15
    136                                                121,220.03
    137                                                118,927.97
    138                                                116,616.81
    139                                                114,286.39
    140                                                111,936.55
    141                                                109,567.12
    142                                                107,177.95
    143                                                104,768.87
    144                                                102,339.71
    145                                                  99,890.31
    146                                                  97,420.50
    147                                                  94,930.11
    148                                                  92,418.96
    149                                                  89,886.89
    150                                                  87,333.72
    151                                                  84,759.27
    152                                                  82,163.37
    153                                                  79,545.83
    154                                                  76,906.48
    155                                                  74,245.14
    156                                                  71,561.62
    157                                                  68,855.74
    158                                                  66,127.31
    159                                                  63,376.14
    160                                                  60,602.04
    161                                                  57,804.83
    162                                                  54,984.31
    163                                                  52,140.28
    164                                                  49,272.55
    165                                                  46,380.92
    166                                                  43,465.20
    167                                                  40,525.18
    168                                                  37,560.66
    169                                                  34,571.44
    170                                                  31,557.31
    171                                                  28,518.06
    172                                                  25,453.48
    173                                                  22,363.36
    174                                                  19,247.49
    175                                                  16,105.66
    176                                                  12,937.64
    177                                                    9,743.22
    178                                                    6,522.18
    179                                                    3,274.30
    180                                                           0.00